Exhibit 99.1

ORTHOFIX INTERNATIONAL N.V.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, U.S. Dollars, in thousands, except per share and share data)

	Q1 2012			Q1 2011
		Disc Ops	Disc Ops		Disc Ops	Disc Ops
	As Reported	Reclass	Presentation	As Reported	Reclass	Presentation

Net sales	$143,141	$(27,100)	$116,041	$139,165	$(26,065)	$113,100
Cost of sales	32,882	(10,941)	21,941	33,361	(11,010)	22,351
Gross profit	110,259	(16,159)	94,100	105,804	(15,055)	90,749

Operating expenses
Sales and marketing	58,280	(8,759)	49,521	55,598	(8,159)	47,439
General and administrative	20,943	(6,374)	14,569	22,960	(4,152)	18,808
Research and development	7,745	(693)	7,052	6,052	(608)	5,444
Amortization of intangible assets	1,247	(718)	529	1,255	(707)	548
Charges related to U.S. Government resolutions	—	—	—	46,000	—	46,000
	88,215	(16,544)	71,671	131,865	(13,626)	118,239

Operating (loss) income	22,044	385	22,429	(26,061)	(1,429)	(27,490)

Other income and expense
Interest expense, net	(2,225)	4	(2,221)	(2,416)	—	(2,416)
Other (expense) income, net	(746)	118	(628)	(1,073)	(36)	(1,109)

Other expense, net	(2,971)	122	(2,849)	(3,489)	(36)	(3,525)
Income before income taxes	19,073	507	19,580	(29,550)	(1,465)	(31,015)
Income tax expense	(7,057)	(193)	(7,250)	(6,251)	557	(5,694)
Net income (loss) from continuing operations, net of tax	12,016	314	12,330	(35,801)	(908)	(36,709)

Discontinued operations
Income (loss) from discontinued operations	—	(507)	(507)	—	1,465	1,465
Income tax expense (1)	—	193	193	—	(557)	(557)
Net income (loss) from discontinued operations, net of tax	—	(314)	(314)	—	908	908
Net income (loss)	$12,016	$—	$12,016	$(35,801)	$—	$(35,801)

Net income (loss) per common share - basic
Net income (loss) from continuing operations, net of tax	$0.64		$0.66	$(2.00)		$(2.05)
Net income (loss) from discontinued operations, net of tax	—		(0.02)	—		0.05
Net income (loss) per common share - basic	$0.64		$0.64	$(2.00)		$(2.00)

Net income (loss) per common share - diluted
Net income (loss) from continuing operations, net of tax	$0.63		$0.65	$(2.00)		$(2.05)
Net income (loss) from discontinued operations, net of tax	—		(0.02)	—		0.05
Net income (loss) per common share - diluted	$0.63		$0.63	$(2.00)		$(2.00)

Weighted average number of common shares outstanding - basic	18,675,694		18,675,694	17,937,280		17,937,280

Weighted average number of common shares outstanding - diluted	19,116,195		19,116,195	17,937,280		17,937,280

Note: Some calculations may be impacted by rounding.

(1)           Income tax expense on discontinued operations is reflected at a rate of 38%

ORTHOFIX INTERNATIONAL N.V.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, U.S. Dollars, in thousands, except per share and share data)

	Q2 2011			Q3 2011
		Disc Ops	Disc Ops		Disc Ops	Disc Ops
	As Reported	Reclass	Presentation	As Reported	Reclass	Presentation

Net sales	$143,551	$(26,872)	$116,679	$144,747	$(27,435)	$117,312
Cost of sales	34,693	(11,585)	23,108	36,029	(12,219)	23,810
Gross profit	108,858	(15,287)	93,571	108,718	(15,216)	93,502

Operating expenses
Sales and marketing	58,199	(8,169)	50,030	57,615	(8,222)	49,393
General and administrative	23,949	(6,593)	17,356	20,214	(6,226)	13,988
Research and development	6,766	(534)	6,232	6,555	(572)	5,983
Amortization of intangible assets	1,373	(819)	554	1,319	(782)	537
Charges related to U.S. Government resolutions	—	—	—	—	—	—
	90,287	(16,115)	74,172	85,703	(15,802)	69,901

Operating (loss) income	18,571	828	19,399	23,015	586	23,601

Other income and expense
Interest expense, net	(2,198)	—	(2,198)	(2,267)	—	(2,267)
Other (expense) income, net	(312)	(30)	(342)	(368)	(31)	(399)

Other expense, net	(2,510)	(30)	(2,540)	(2,635)	(31)	(2,666)
Income before income taxes	16,061	798	16,859	20,380	555	20,935
Income tax expense	(6,103)	(303)	(6,406)	(8,002)	(211)	(8,213)
Net income (loss) from continuing operations, net of tax	9,958	495	10,453	12,378	344	12,722

Discontinued operations
Income (loss) from discontinued operations	—	(798)	(798)	—	(555)	(555)
Income tax expense (1)	—	303	303	—	211	211
Net income (loss) from discontinued operations, net of tax	—	(495)	(495)	—	(344)	(344)
Net income (loss)	$9,958	$—	$9,958	$12,378	$—	$12,378

Net income (loss) per common share - basic
Net income (loss) from continuing operations, net of tax	$0.55		$0.58	$0.67		$0.69
Net income (loss) from discontinued operations, net of tax	—		(0.03)	—		(0.02)
Net income (loss) per common share - basic	$0.55		$0.55	$0.67		$0.67

Net income (loss) per common share - diluted
Net income (loss) from continuing operations, net of tax	$0.54		$0.56	$0.66		$0.67
Net income (loss) from discontinued operations, net of tax	—		$(0.02)	—		$(0.01)
Net income (loss) per common share - diluted	$0.54		$0.54	$0.66		$0.66

Weighted average number of common shares outstanding - basic	18,110,607		18,110,607	18,384,451		18,384,451

Weighted average number of common shares outstanding - diluted	18,541,220		18,541,220	18,850,625		18,850,625

Note: Some calculations may be impacted by rounding.

(1)           Income tax expense on discontinued operations is reflected at a rate of 38%

ORTHOFIX INTERNATIONAL N.V.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, U.S. Dollars, in thousands, except per share and share data)

	Q4 2011			FY 2011
		Disc Ops	Disc Ops		Disc Ops	Disc Ops
	As Reported	Reclass	Presentation	As Reported	Reclass	Presentation

Net sales	$151,526	$(28,434)	$123,092	$578,988	$(108,803)	$470,185
Cost of sales	35,104	(11,894)	23,210	139,186	(46,539)	92,647
Gross profit	116,422	(16,540)	99,882	439,802	(62,264)	377,538

Operating expenses
Sales and marketing	62,197	(8,778)	53,419	233,609	(33,464)	200,145
General and administrative	19,345	(5,124)	14,221	86,468	(22,116)	64,352
Research and development	5,774	(566)	5,208	25,148	(2,286)	22,862
Amortization of intangible assets	1,648	(939)	709	5,595	(3,245)	2,350
Charges related to U.S. Government resolutions	10,463	—	10,463	56,463	—	56,463
	99,427	(15,407)	84,020	407,283	(61,111)	346,172

Operating (loss) income	16,995	(1,133)	15,862	32,519	(1,153)	31,366

Other income and expense
Interest expense, net	(2,583)	6	(2,577)	(9,463)	6	$(9,457)
Other (expense) income, net	(599)	38	(561)	(2,353)	(60)	(2,413)

Other expense, net	(3,182)	44	(3,138)	(11,816)	(54)	(11,870)
Income before income taxes	13,813	(1,089)	12,724	20,703	(1,207)	19,496
Income tax expense	(1,421)	414	(1,007)	(21,776)	459	$(21,317)
Net income (loss) from continuing operations, net of tax	12,392	(675)	11,717	(1,073)	(748)	(1,821)

Discontinued operations
Income (loss) from discontinued operations	—	1,089	1,089	—	1,207	1,207
Income tax expense (1)	—	(414)	(414)	—	(459)	(459)
Net income (loss) from discontinued operations, net of tax	—	675	675	—	748	748
Net income (loss)	$12,392	$—	$12,392	$(1,073)	$—	$(1,073)

Net income (loss) per common share - basic
Net income (loss) from continuing operations, net of tax	$0.67		$0.64	$(0.06)		$(0.10)
Net income (loss) from discontinued operations, net of tax	—		$0.03	—		0.04
Net income (loss) per common share - basic	$0.67		$0.67	$(0.06)		$(0.06)

Net income (loss) per common share - diluted
Net income (loss) from continuing operations, net of tax	$0.66		$0.62	$(0.06)		$(0.10)
Net income (loss) from discontinued operations, net of tax	—		$0.04	—		0.04
Net income (loss) per common share - diluted	$0.66		$0.66	$(0.06)		$(0.06)

Weighted average number of common shares outstanding - basic	18,436,756		18,436,756	18,219,343		18,219,343

Weighted average number of common shares outstanding - diluted	18,739,623		18,739,623	18,219,343		18,219,343

Note: Some calculations may be impacted by rounding.

(1)           Income tax expense on discontinued operations is reflected at a rate of 38%